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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 21, 2000


                                   ACCOM, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                              0-26620                 94-3055907
(State or other                      (Commission File         (I.R.S. Employer
jurisdiction of                          Number)             Identification No.)
 incorporation)


          1490 O'Brien Drive Menlo Park, California               94025
           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (650) 328-3818

                                   FORM 8-K/A

This Form 8-K/A is being filed by Accom, Inc. ("Accom" or the "Company") and certain of its subsidiaries to amend Accom's Current Report on Form 8-K filed on January 21, 2000 (the "Original Form 8-K") to report the sale of the assets related to the ELSET virtual set product line to IMadGINE Video Systems Marketing B.V., a Dutch company that is a wholly owned subsidiary of Orad Hi-Tec Systems Ltd., an Israeli corporation. The Original Form 8-K is hereby amended to add the financial statements included in Item 7(b) below.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)  Pro Forma Financial Information.

                  On January 21, 2000, Accom, Inc., a Delaware corporation ("Accom" or the "Company"), and certain of its subsidiaries sold substantially all of their respective assets related to the ELSET virtual set product line ("ELSET") to IMadGINE Video Systems Marketing, B.V.("IMadGINE"), a Dutch company that is a wholly owned subsidiary of Orad Hi-Tec Systems Ltd. ("Orad"), an Israeli corporation. IMadGINE also purchased the stock of Accom's subsidiary, Accom Poland Sp. z o.o., a Polish corporation ("Accom Poland"). The Company and its subsidiaries also sold certain intellectual property related to the ELSET business.

         The Company sold these assets in exchange for: (i) $4,000,000 in cash and (ii) a warrant to purchase 70,423 ordinary shares of Orad.

         The unaudited pro forma balance sheets as of September 30, 1999 and December 31, 1998 and the statements of operations for the nine months ended September 30, 1999 and the twelve months ended December 31, 1998, have been prepared by eliminating from the historical financial statements of the Company those amounts related exclusively to the ELSET product line for the period represented. Pro forma adjustments have been made to the historical financial statements assuming the sale of the ELSET product line had occurred as of January 1, 1998 and January 1, 1999.

                  The pro forma financial information is intended for informational purposes only and is not necessarily indicative of the future financial position or results of operations of the Company after the sale. In addition, the pro forma financial information is not indicative of the actual results that would have occurred had the acquisition been effected on January 1, 1998 and January 1, 1999. The unaudited pro forma balance sheets and statements of operations and accompanying notes should be read in connection with and are qualified by the historic financial statements of the Company and notes thereto.

                                               Accom, Inc.
                                           Unaudited Pro Forma
                              Condensed Consolidated Interim Balance Sheet
                                        As of September 30, 1999
                                             (in thousands)

                                                             Accom,           Pro Forma        Pro Forma
                                                              Inc.           Adjustments       As Adjusted
                                                            --------          --------          --------
                 Assets
Current assets:
     Cash and cash equivalents                              $    517          $   --            $    517
     Accounts receivable, net                                  3,606               (36)(a)         3,570
     Inventories                                               4,585              --               4,585
     Other current assets                                      1,176              --               1,176
                                                            --------          --------          --------
          Total current assets                                 9,884               (36)            9,848
Property and equipment, net                                    2,364              (120)(b)         2,244
Intangibles, net                                               2,838              --               2,838
Other assets                                                      70              --                  70
                                                            --------          --------          --------
          Total assets                                      $ 15,156          $   (156)         $ 15,000
                                                            ========          ========          ========

  Liabilities and Stockholders' Equity
Current liabilities:
     Bank borrowings-line of credit                         $   --            $   --            $   --
     Current portion of notes payable                          1,315              --               1,315
     Accounts payable                                          3,298              --               3,298
     Accrued liabilities                                       4,202              --               4,202
                                                            --------          --------          --------
          Total current liabilities                            8,815              --               8,815
Long-term loans and notes payable,
less current portion                                           3,310              --               3,310
Stockholders' equity
     Common stock                                             24,197              --              24,197
     Notes receivable from stockholders                         (630)             --                (630)
     Accumulated deficit                                     (20,536)             (156)(c)       (20,692)
                                                            --------          --------          --------
          Total stockholders' equity                           3,031              (156)            2,875
                                                            --------          --------          --------
          Total liabilities and
          stockholders' equity                              $ 15,156          $   (156)         $ 15,000
                                                            ========          ========          ========

                                                     Accom, Inc.
                                                 Unaudited Pro Forma
                                        Condensed Consolidated Balance Sheet
                                               As of December 31, 1998
                                                   (in thousands)
                                                                   Accom,             Pro Forma           Pro Forma
                                                                    Inc.             Adjustments         As Adjusted
                                                                ----------           -----------         -----------
                 Assets
Current assets:
     Cash and cash equivalents                                    $   --              $   --              $   --
     Accounts receivable, net                                        3,578                  (2)(a)           3,576
     Inventories                                                     5,345                --                 5,345
     Other current assets                                              535                --                   535
                                                                  --------            --------            --------
          Total current assets                                       9,458                  (2)              9,456
Property and equipment, net                                          3,299                (177)(b)           3,122
Intangibles, net                                                     3,247                --                 3,247
Restricted cash                                                      1,132                --                 1,132
Other assets                                                            77                --                    77
                                                                  --------            --------            --------
          Total assets                                            $ 17,213            $   (179)           $ 17,034
                                                                  ========            ========            ========

  Liabilities and Stockholders' Equity
Current liabilities:
     Bank borrowings-line of credit                               $  3,916            $   --              $  3,916
     Current portion of notes payable                                  900                --                   900
     Accounts payable                                                2,108                --                 2,108
     Accrued liabilities                                             5,195                 (13)(d)           5,182
                                                                  --------            --------            --------
          Total current liabilities                                 12,119                 (13)             12,106
Long-term loans and notes payable,
less current portion                                                 1,165                --                 1,165
Stockholders' equity
     Common stock                                                   24,197                --                24,197
     Notes receivable from stockholders                               (630)               --                  (630)
     Accumulated deficit                                           (19,638)               (166)(e)         (19,804)
                                                                  --------            --------            --------
          Total stockholders' equity                                 3,929                (166)              3,763
                                                                  --------            --------            --------
          Total liabilities and
          stockholders' equity                                    $ 17,213            $   (179)           $ 17,034
                                                                  ========            ========            ========

                                            Accom, Inc.
                                        Unaudited Pro Forma
                             Condensed Consolidated Statement of Operations
                        For the Nine Months Ended September 30, 1999
                               (in thousands, except per share data)
                                          Nine months
                                            ended
                                         September 30,
                                             1999
                                         -------------        Pro Forma        Pro Forma
                                           Accom, Inc.       Adjustments      As Adjusted
                                           ----------        -----------      -----------
Sales                                       $ 26,654          $   (121)(a)      $ 26,533

Cost of sales                                 12,162              --              12,162
                                            --------          --------          --------

Gross profit                                  14,492              (121)           14,371

Operating expenses                            15,074              (872)(b)        14,202
                                            --------          --------          --------

Operating income (loss)                         (582)              751               169

Other expense                                   (314)             --                (314)
                                            --------          --------          --------

Loss before provision
for  income taxes                               (896)              751              (145)

Provision for income taxes
                                                   2              --                   2
                                            --------          --------          --------

Net loss                                    $   (898)         $    751          $   (147)
                                            ========          ========          ========

Net loss per share-
basic and diluted                           $  (0.09)                           $  (0.01)
                                            ========          ========          ========

Weighted average shares
outstanding-
basic and diluted                             10,123                              10,123
                                            ========          ========          ========

                                               Accom, Inc.
                                           Unaudited Pro Forma
                             Condensed Consolidated Statement of Operations
                              For the Twelve Months Ended December 31, 1998
                                  (in thousands, except per share data)
                                                Twelve months
                                                     ended
                                                  December 31,
                                                      1998
                                                  ------------          Pro Forma            Pro Forma
                                                   Accom, Inc.         Adjustments          As Adjusted
                                                    --------             --------             --------
Sales                                               $ 11,847                 (305)(a)         $ 11,542

Cost of sales                                          6,406                   (1)(c)            6,405
                                                    --------             --------             --------

Gross profit                                           5,441                 (304)               5,137

Operating expenses                                    12,455               (1,291)(b)           11,164
                                                    --------             --------             --------

Operating loss                                        (7,014)                 987               (6,027)

Other income                                             114                 --                    114
                                                    --------             --------             --------
Loss before provision
for  income taxes                                     (6,900)                 987               (5,913)

Provision for income taxes
                                                          19                 --                     19
                                                    --------             --------             --------

Net loss                                            $ (6,919)            $    987             $ (5,932)
                                                    ========             ========             ========

Net loss per share-
basic and diluted                                   $  (1.00)                                 $  (0.86)
                                                    ========             ========             ========

Weighted average shares
outstanding-
basic and diluted                                      6,891                                     6,891
                                                    ========             ========             ========

Accom, Inc. Sale of ELSET Product Line
Notes to Pro Forma Condensed Consolidated Statement of Operations

1.  The pro forma balance sheets include the following adjustments:

    (a) To reflect the elimination of accounts receivable pertaining to ELSET sales

    (b) To reflect the elimination of property and equipment used exclusively in work pertaining to ELSET

    (c) To reflect the increase in the accumulated deficit resulting from the elimination of the accounts receivable and property and equipment referenced in (a) and (b) above

    (d) To reflect the elimination of deferred revenue relating to maintenance support of ELSET software in future periods

    (e) To reflect the increase in the accumulated deficit resulting from the elimination of the accounts receivable, property and equipment, and deferred revenue referenced in (a), (b) and (d) above.

2.  The pro forma statements of operations include the following adjustments:

    (a) To reflect the elimination of sales of ELSET products and ELSET software maintenance support

    (b) To reflect the elimination of expenses directly related to the ELSET product line

    (c) To reflect the elimination of cost of sales relating to the sale of ELSET products

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ACCOM, INC.,
                                                 a Delaware corporation



                                                 By: /s/  JUNAID SHEIKH
                                                     --------------------------
                                                 Name:  Junaid Sheikh
                                                 Title: Chief Executive Officer

March 20, 2000

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